UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 24, 2005


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                          06-0812960
Commission File                                               (I.R.S. Employer
Number)                                                      Identification No.)

30 Dunnigan Drive, Suffern, New York                                10901
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

__ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ?
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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


Section 4   -     Matters Related to Accountants and Financial Statements

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     On February 24, 2005, The Dress Barn, Inc. ("Dress Barn") issued a press release reporting that Dress Barn will restate its historical financial statements for the fiscal quarter ended October 30, 2004 and its fiscal years ended July 30, 2004 and prior years as a result of correcting an error in the application of existing generally accepted accounting principles applicable to certain leases and leasehold improvements. The press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

     Following a review by Dress Barn and its audit committee of its accounting policies and consultation with Dress Barn's independent registered public accountants, Deloitte &Touche LLP, Dress Barn concluded that its historical financial statements should be restated to correct errors relating to accounting for leased properties and that the previously issued financial statements referred to above should no longer be relied upon. The restatements generally arise from corrections to accounting for construction allowances, lease renewal options and rent escalations in computing rent expense for operating leases by requiring the use of the same lease term in determining the operating or capital classification of a lease, rent expense thereunder, and depreciable lives of related leasehold improvements.

     Dress Barn is currently working to complete its review of its historical financial statements and quantify the effect on the prior periods affected. When the review is complete, Dress Barn will amend its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 and its Quarterly Report on Form 10-Q for the fiscal quarter ended October 30, 2004 and will file therein the restated historical financial statements.


Item 9.01  Financial Statements And Exhibits.

(c) Exhibits

Exhibit Number              Description
--------------------------------------------------------------------------------

99.1 Press Release, issued February 24, 2005 of The Dress Barn, Inc. (filed with this Current Report on Form 8-K).


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE DRESS BARN INC.
(Registrant)


BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)




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                                  EXHIBIT INDEX


Exhibit Number              Description
--------------------------------------------------------------------------------

99.1 Press Release, issued February 24, 2005 of The Dress Barn, Inc. (filed with this Current Report on Form 8-K)